UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2010


                                 INVENTIUS, INC.
               (Exact Name of Registrant As Specified In Charter)

            Nevada                                             333-157739
(State or other jurisdiction of                         (Commission File Number)
 incorporation or organization)

                        616 Corporate Way, Suite 2, #4261
                               Valley Cottage, NY
                    (Address of Principal Executive Offices)

                                  843-737-6436
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) On April 22, 2010, the Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, April 22, 2010, the accounting firm of M&K CPAS, LLC was engaged as the Registrant's new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPAs and the engagement of M&K CPAS, LLC as its independent auditor. From the date that Seale and Beers, CPAs where engaged (August 7, 2009) to the date of dismissal (April 22, 2010), or any other period of time, the reports of Seale and Beers, CPAs on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

During the registrant's two most recent fiscal years and the subsequent interm periods therto, up to and including the date of dismissal (April 22, 2010), there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

The registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On April 22, 2009, the registrant engaged M&K CPAS, LLC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted M&K CPAS, LLC regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

On April 22, 2010, the Board of Directors of the Registrant passed a resolution to change the company's fiscal year end from January 31 to March 31.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1 Letter From Seale and Beers, CPAs

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INVENTIUS, INC.


Date: April 22, 2010                     By: /s/ Anatoly Zamozdra
                                             -----------------------------------
                                             Anatoly Zamozdra
                                             Chief Executive Officer